Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Intangible assets [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Goodwill and Intangible Assets
The Company tests its goodwill and intangible assets for impairment at least annually, or more frequently if certain indicators arise.  The Company tests goodwill at the reporting unit level, which the Company concludes is the consolidated results of Symbion, Inc.  The Company completed the required annual impairment testing as of December 31, 2010, 2009 and 2008.
During 2010, the Company performed its impairment test by developing a fair value estimate of the business enterprise as of December 31, 2010 using a discounted cash flow approach and corroborated this analysis using a market-based approach.  As the Company does not have publicly traded equity from which to derive a market value, an assessment of peer company data was performed whereby the Company selected comparable peers based on growth and leverage ratios, as well as industry specific characteristics.  Management estimated a reasonable market value of the Company as of December 31, 2010 based on earnings multiples and trading data of the Company's peers. This market-based approach was then used to corroborate the results of the discounted cash flows approach.  No impairment was indicated as of December 31, 2010.
Changes in the carrying amount of goodwill are as follows (in thousands):

Balance at December 31, 2009	$545,238
Acquisitions	81,283
Purchase price allocations	(109)
Disposals	(1,675)
Balance at December 31, 2010	$624,737
Purchase price allocations for the period reflect adjustments to the identifiable net assets of acquired facilities. As a result of the acquisition of a 54.5% ownership interest in a general acute care hospital with a surgical and obstetrics focus, located in Idaho Falls, Idaho during the second quarter of 2010, the Company recorded goodwill of $50.2 million. As a result of the acquisition of an incremental, controlling ownership interest in its Chesterfield, Missouri facility during the third quarter of 2010, the Company recorded goodwill of $31.1 million.
Effective December 31, 2010, the Company disposed of its facilities located in Hammond, Louisiana and Vincennes, Indiana, including goodwill of $506,000. Effective October 31, 2010, the Company disposed of its facility located in Duncanville, Texas, including goodwill of $417,000. Effective September 30, 2010, the Company disposed of its facility located in Orlando, Florida, including goodwill of $752,000.
Effective November 15, 2010, the Company acquired an oncology practice, which is operated within the Company's existing facility located in Idaho Falls, Idaho. As a result of this acquisition, the Company recorded intangible assets related to a non-compete agreement of $2.3 million. This intangible asset will be amortized over a five year term. Additionally, the Company has intangible assets related to the certificates of need for certain of its facilities of $19.5 million. These indefinite-lived assets are not amortized, but are assessed for possible impairment under the Company's impairment policy.